Exhibit 99.1

FOR IMMEDIATE RELEASE

SUPERIOR GROUP OF COMPANIES REPORTS FOURTH QUARTER 2025 RESULTS

– Total net sales of $146.6 million versus $145.4 million in prior year fourth quarter –
– Net income of $3.5 million versus $2.1 million in prior year fourth quarter –
– EBITDA of $8.6 million versus $7.3 million in prior year fourth quarter –
– Provides full-year outlook –

ST. PETERSBURG, Fla. – March 3, 2026 – Superior Group of Companies, Inc. (NASDAQ: SGC) (the “Company”), today announced its fourth quarter 2025 results.

“We finished the year with a solid fourth quarter, growing our consolidated revenues while simultaneously reducing expenses which resulted in 19% year-over-year EBITDA growth and earnings per share that nearly doubled,” said Michael Benstock, Chief Executive Officer.  “In addition, our quarterly results again demonstrated the back-end weighted nature of our business, with 6% sequential top line growth and earnings per share up 28%.  We’re pleased with our recent progress driving efficiencies and containing costs which will allow us to emerge from these uncertain times even stronger, and have today introduced our 2026 Outlook reflecting further growth anticipated for both revenue and EPS.  This year we plan to expand our growing new business pipelines by capturing market share across our three attractive end markets with quality, innovative solutions, while leveraging our efficiencies and diverse supply base to further expand margins.  Enabled by our strong balance sheet, returning capital to shareholders through our attractive dividend even while investing for future growth remains a pillar of our strategy in our quest to further enhance long-term shareholder value.”

Fourth Quarter Results

For the fourth quarter ended December 31, 2025, net sales increased to $146.6 million compared to fourth quarter 2024 net sales of $145.4 million. Pretax income increased to $4.1 million compared to $2.5 million in the fourth quarter of 2024. Net income increased to $3.5 million or $0.23 per diluted share compared to $2.1 million or $0.13 per diluted share for the fourth quarter of 2024.

2026 Full-Year Outlook

The Company forecasts full-year 2026 net sales in the range of $572 million to $585 million, up from 2025 net sales of $566.2 million, and forecasts full-year earnings per diluted share in the range of $0.54 to $0.66, up from $0.46 in 2025.

Webcast and Conference Call

The Company will host a webcast and conference call at 5:00 pm Eastern Time today. The live webcast and archived replay can be accessed in the investor relations section of the Company's website at https://ir.superiorgroupofcompanies.com/Presentations. Interested individuals may also join the teleconference by dialing 1-844-861-5505 for U.S. dialers and 1-412-317-6586 for International dialers. The Canadian Toll-Free number is 1-866-605-3852. Please ask to be joined to the Superior Group of Companies call. A telephone replay of the teleconference will be available through March 17, 2026. To access the replay, dial 1-855-669-9658 in the United States and Canada or 1-412-317-0088 from international locations. Please reference conference number 6514610 for replay access.

Disclosure Regarding Forward Looking Statements

Certain matters discussed in this press release are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “project,” “potential,” or “plan” or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements in this press release may include, without limitation: (1) projections of revenue, income, and other items relating to our financial position and results of operations, including short-term and long-term plans for cash (2) statements of our plans, objectives, strategies, goals and intentions, (3) statements regarding the capabilities, capacities, market position and expected development of our business operations and (4) statements of expected industry and general economic trends.

Such forward-looking statements are subject to certain risks and uncertainties that may materially adversely affect the anticipated results. Such risks and uncertainties include, but are not limited to, the following: the impact of competition; uncertainties related to tariffs, duties, trade wars and related matters, supply disruptions, inflationary environments (including with respect to shipping costs and the cost of finished goods and raw materials and shipping costs), employment levels (including labor shortages), and general economic and political conditions in the areas of the world in which the Company operates or from which it sources its supplies or the areas of the United States of America (“U.S.” or “United States”) in which the Company’s customers are located; changes in the healthcare, retail chain, food service, transportation and other industries where uniforms and service apparel are worn; our ability to identify suitable acquisition targets, discover liabilities associated with such businesses during the diligence process, successfully integrate any acquired businesses, or successfully manage our expanding operations; the price and availability of raw materials; attracting and retaining senior management and key personnel; the Company's ability to maintain effective internal control over financial reporting; and other factors described in the Company’s filings with the Securities and Exchange Commission, including those described in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 entitled "Risk Factors". Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements made herein and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and we disclaim any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances, except as may be required by law.

About Superior Group of Companies, Inc. (SGC):

Established in 1920, Superior Group of Companies is comprised of three attractive business segments each serving large, fragmented and growing addressable markets. Across Branded Products, Healthcare Apparel and Contact Centers, each segment enables businesses to create extraordinary brand engagement experiences for their customers and employees. SGC’s commitment to service, quality, advanced technology, and omnichannel commerce provides unparalleled competitive advantages. We are committed to enhancing shareholder value by continuing to pursue a combination of organic growth and strategic acquisitions. For more information, visit www.superiorgroupofcompanies.com.

Investor Relations Contact:

Investors@SuperiorGroupOfCompanies.com

Comparative figures are as follows:

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(In thousands, except shares and per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2025	2024	2025	2024
Net sales	$146,575	$145,408	$566,184	$565,676

Costs and expenses:
Cost of goods sold	92,556	91,448	353,320	345,098
Selling and administrative expenses	48,620	50,020	199,475	199,926
Interest expense	1,270	1,461	5,143	6,358
	142,446	142,929	557,938	551,382
Income before income tax expense	4,129	2,479	8,246	14,294
Income tax expense, net	666	390	1,246	2,290
Net income	$3,463	$2,089	$7,000	$12,004

Net income per share:
Basic	$0.24	$0.13	$0.47	$0.75
Diluted	$0.23	$0.13	$0.46	$0.73

Weighted average shares outstanding during the period:
Basic	14,712,054	15,675,402	14,966,139	16,008,015
Diluted	15,021,942	16,250,792	15,322,094	16,504,384

Cash dividends per common share	$0.14	$0.14	$0.56	$0.56

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands, except share and par value data)

	December 31,
	2025	2024
ASSETS
Current assets:
Cash and cash equivalents	$23,691	$18,766
Accounts receivable	104,336	95,092
Inventories	97,474	96,675
Contract assets	48,903	51,688
Prepaid expenses and other current assets	13,259	10,831
Total current assets	287,663	273,052
Property, plant and equipment, net	37,352	41,879
Operating lease right-of-use assets	12,620	15,567
Deferred tax asset	15,003	13,835
Intangible assets, net	47,254	51,137
Goodwill	2,583	2,304
Other assets	19,369	17,360
Total assets	$421,844	$415,134

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$48,343	$50,942
Other current liabilities	53,041	44,367
Current portion of long-term debt	6,563	5,625
Current portion of acquisition-related contingent liabilities	-	814
Total current liabilities	107,947	101,748
Long-term debt	87,093	80,410
Long-term pension liability	15,010	13,315
Long-term acquisition-related contingent liabilities	826	935
Long-term operating lease liabilities	7,939	10,486
Other long-term liabilities	10,211	9,384
Total liabilities	229,026	216,278
Commitments and contingencies
Shareholders’ equity:
Preferred stock, $.001 par value - authorized 300,000 shares (none issued)	-	-
Common stock, $.001 par value - authorized 50,000,000 shares, issued and outstanding - 15,730,615 and 16,484,921 shares, respectively	16	16
Additional paid-in capital	84,628	84,060
Retained earnings	112,871	120,139
Accumulated other comprehensive loss, net of tax	(4,697)	(5,359)
Total shareholders’ equity	192,818	198,856
Total liabilities and shareholders’ equity	$421,844	$415,134

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(In thousands)

	Years Ended December 31,
	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$7,000	$12,004
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	12,355	13,185
Inventory write-downs	2,252	2,423
Credit loss expense	2,291	232
Share-based compensation expense	5,263	4,270
Deferred income tax benefit	(846)	(1,581)
Change in fair value of acquisition-related contingent liabilities	95	437
Non-cash operating lease expense	2,948	2,337
Change in fair value of written put options	-	653
Other, net	299	507
Changes in assets and liabilities, net of acquisition of businesses:
Accounts receivable	(10,757)	7,977
Contract assets	3,045	(3,434)
Inventories	(2,804)	(1,031)
Prepaid expenses and other current assets	(2,167)	(2,375)
Other assets	(2,076)	(2,953)
Accounts payable and other current liabilities	1,723	(403)
Payment of acquisition-related contingent liabilities	(791)	(686)
Long-term pension liability	407	433
Other long-term liabilities	1,472	1,433
Net cash provided by operating activities	19,709	33,428

CASH FLOWS FROM INVESTING ACTIVITIES
Additions to property, plant and equipment	(3,947)	(4,435)
Acquisition of business	-	(4,000)
Net cash used in investing activities	(3,947)	(8,435)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under revolving lines of credit	95,000	47,000
Payments under revolving lines of credit	(82,000)	(50,000)
Payment of term loan	(5,625)	(4,687)
Payment of cash dividends	(8,905)	(9,284)
Payment of acquisition-related contingent liabilities	(226)	(897)
Proceeds received on exercise of stock options	240	1,128
Shares withheld for taxes	(162)	(317)
Common shares repurchased and retired	(10,136)	(7,417)
Net cash used in financing activities	(11,814)	(24,474)

Effect of currency exchange rates on cash	977	(1,649)
Net increase (decrease) in cash and cash equivalents	4,925	(1,130)
Cash and cash equivalents balance, beginning of year	18,766	19,896
Cash and cash equivalents balance, end of year	$23,691	$18,766

Supplemental disclosure of cash flow information:
Income taxes paid (refunded), net	$1,623	$2,303
Interest paid	$5,663	$5,917

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES

NON-GAAP FINANCIAL MEASURES

(Unaudited)

(In thousands, except shares and per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2025	2024	2025	2024
Net income	$3,463	$2,089	$7,000	$12,004
Interest expense	1,270	1,461	5,143	6,358
Income tax expense, net	666	390	1,246	2,290
Depreciation and amortization	3,198	3,313	12,355	13,185
Intangible assets impairment charge	-	-	-	260
EBITDA(2)	$8,597	$7,253	$25,744	$34,097
EBITDA margin(2)	5.9%	5.0%	4.5%	6.0%

(2) EBITDA, which is a non-GAAP financial measure, is defined as net income excluding interest expense, income tax expense, depreciation and amortization expense and impairment charges. EBITDA margin is defined as EBITDA divided by net sales. The Company believes EBITDA is an important measure of operating performance because it allows management, investors and others to evaluate and compare the Company’s core operating results from period to period by removing (i) the impact of the Company’s capital structure (interest expense from outstanding debt), (ii) tax consequences and (iii) asset base (depreciation and amortization and impairment charges). The Company uses EBITDA internally to monitor operating results and to evaluate the performance of its business. In addition, the compensation committee has used EBITDA in evaluating certain components of executive compensation, including performance-based annual incentive programs. EBITDA is not a measure of financial performance under GAAP.  EBITDA should not be considered in isolation or as an alternative to net income, cash flows from operating activities or any other measure determined in accordance with GAAP. The items excluded to calculate EBITDA are significant components in understanding and assessing the Company’s results of operations. The presentation of the Company’s EBITDA may change from time to time, including as a result of changed business conditions, new accounting pronouncements or otherwise. If the presentation changes, the Company undertakes to disclose any change between periods and the reasons underlying that change. The Company’s EBITDA may not be comparable to a similarly titled measure of another company because other entities may not calculate EBITDA in the same manner.

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION - REPORTABLE SEGMENTS

(Unaudited)

(In thousands)

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
For the Three Months Ended December 31, 2025:
Net sales	$96,918	$28,830	$21,654	$(827)	$-	$146,575
Cost of goods sold	63,538	19,143	10,263	(388)	-	92,556
Gross margin	33,380	9,687	11,391	(439)	-	54,019
Selling and administrative expenses	23,714	10,167	9,569	(439)	5,609	48,620
Add: Depreciation and amortization	1,366	1,120	628	-	84	3,198
Segment EBITDA(3)	$11,032	$640	$2,450	$-	$(5,525)	$8,597

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
For the Three Months Ended December 31, 2024:
Net sales	$92,403	$30,337	$23,527	$(859)	$-	$145,408
Cost of goods sold	61,057	20,110	10,667	(386)	-	91,448
Gross margin	31,346	10,227	12,860	(473)	-	53,960
Selling and administrative expenses	23,898	10,218	10,563	(473)	5,814	50,020
Add: Depreciation and amortization	1,435	1,055	722	-	101	3,313
Intangible assets impairment charge	-	-	-	-	-	-
Segment EBITDA(3)	$8,883	$1,064	$3,019	$-	$(5,713)	$7,253

(3) Segment EBITDA is our primary measure of segment profitability under U.S. GAAP ASC 280 “Segment Reporting”. Amounts included in income before income tax expense and excluded from Segment Adjusted EBITDA include: interest expense, depreciation and amortization expense, impairment charges and any other items not tied to the operational performance of the segment. Total Segment EBITDA is a non-GAAP financial measure. Please see reconciliation of Adjusted EBITDA included in the Non-GAAP Financial Measures table above.

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION - REPORTABLE SEGMENTS

(Unaudited)

(In thousands)

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
For the Year Ended December 31, 2025:
Net sales	$361,134	$115,866	$92,520	$(3,336)	$-	$566,184
Cost of goods sold	237,422	73,904	43,540	(1,546)	-	353,320
Gross margin	123,712	41,962	48,980	(1,790)	-	212,864
Selling and administrative expenses	96,067	39,550	42,385	(1,790)	23,263	199,475
Add: Depreciation and amortization	5,637	3,718	2,650	-	350	12,355
Segment EBITDA(3)	$33,282	$6,130	$9,245	$-	$(22,913)	$25,744

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
For the Year Ended December 31, 2024:
Net sales	$353,314	$119,191	$96,949	$(3,778)	$-	$565,676
Cost of goods sold	228,591	73,445	44,742	(1,680)	-	345,098
Gross margin	124,723	45,746	52,207	(2,098)	-	220,578
Selling and administrative expenses	94,384	41,149	42,999	(2,098)	23,492	199,926
Add: Depreciation and amortization	5,948	3,892	2,968	-	377	13,185
Intangible assets impairment charge	-	260	-	-	-	260
Segment EBITDA(3)	$36,287	$8,749	$12,176	$-	$(23,115)	$34,097

(3) Segment EBITDA is our primary measure of segment profitability under U.S. GAAP ASC 280 “Segment Reporting”. Amounts included in income before income tax expense and excluded from Segment Adjusted EBITDA include: interest expense, depreciation and amortization expense, impairment charges and any other items not tied to the operational performance of the segment. Total Segment EBITDA is a non-GAAP financial measure. Please see reconciliation of Adjusted EBITDA included in the Non-GAAP Financial Measures table above.